Exhibit 10(e)

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 11, 2008, by and among Cleveland-Cliffs Inc, an Ohio corporation (the “Company”), and United Mining Co., Ltd., a California corporation (“United Mining”).

RECITAL

WHEREAS, the Company has, as of the date hereof, issued 1,529,619 shares of Common Stock (as hereinafter defined) to United Mining, and may issue additional shares of Common Stock to United Mining, all upon the terms and conditions set forth in that certain Purchase and Sale Agreement, dated the date hereof, by and among Cliffs UTAC Holding LLC, a Delaware limited liability company, the Company, United Mining and Laiwu Steel Group Ltd., a corporation organized under the laws of the People’s Republic of China (the “Purchase Agreement”).

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and United Mining agree as follows:

1.	Definitions.

(a)     Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the Company’s common shares, par value $0.125 per share.

“Effectiveness Period” has the meaning assigned thereto in Section 2(b) hereof.

“Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holder” means United Mining (or, where context requires, United Mining collectively with its affiliates), as holder(s) of the Purchase Agreement Shares.

“person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

“Purchase Agreement” has the meaning given such term in the recital hereto.

“Purchase Agreement Shares” means the shares of Common Stock issued and/or delivered to United Mining pursuant to the Purchase Agreement.

“Registrable Securities” means (i) all or any portion of the Purchase Agreement Shares and (ii) any other shares of Common Stock or other securities issued as (or issued upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Purchase Agreement Shares; provided, however, that all such securities shall cease to be “Registrable Securities” if they are transferred or sold by United Mining to any person that is not an affiliate of United Mining.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 434”, “Rule 430A”, “Rule 430B” and “Rule 430” mean such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shelf Registration” means a registration effected pursuant to Section 2 hereof.

“Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holder of, all of the Registrable Securities pursuant to Rule 415 and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

2.	Shelf Registration.

(a)    As soon as reasonably practicable (but no later than ten (10) Business Days) after the Company becomes eligible to file an “automatic shelf registration statement” (as defined in Rule 405), and if the Company is a “well-known seasoned issuer” (as defined in Rule 405), then the Company shall file with the Commission a Shelf Registration Statement in the form of an automatic shelf registration statement relating to the offer and sale of the Registrable Securities by the Holder from time to time in accordance with the methods of distribution elected by the Holder and set forth in such Shelf Registration Statement and, thereafter, shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become or be declared effective under the Securities Act.

(b)    The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Holder until the earliest of: (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the six-month anniversary of the date hereof if, at such time, the Registrable Securities are tradable by United Mining without restriction pursuant to Rule 144; and (3) the one-year anniversary of the date hereof (such period being referred to herein as the “Effectiveness Period”);

The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in the Holder of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below or (B) permitted pursuant to Section 2(c) below.

(c)    The Company may suspend the use of the Prospectus for up to four (4) periods not to exceed 10 consecutive days per period or an aggregate of 30 days during the Effectiveness Period, if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holder with ten (10) Business Days’ prior written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

3.    Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

(a)    The Company shall furnish to the Holder a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to the Holder, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its commercially reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holder and its counsel reasonably may propose; provided that this Section 3(a) shall not apply to periodic or current reports under the Exchange Act.

(b)    The Company shall promptly take such action as may be necessary so that (i) the Shelf Registration Statement (as of the effective date of the Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), including in each case any documents incorporated by reference therein, (A) will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and (B) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus or Free Writing Prospectus and any amendment thereof or supplement thereto (including in each case any documents incorporated by reference therein) as of its date, (A) will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and (B) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)    The Company shall promptly advise the Holder, and shall confirm such advice in writing if so requested by the Holder:

(i)    when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)    of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

(iii)    of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

(iv)    of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v)    of the occurrence of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to the Holder to suspend the use of the Prospectus until the requisite changes have been made); provided that the Holder shall maintain the confidentiality of such advice to the extent such advice contains non-public information as designated by the Company.

(d)    The Company shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

(e)    The Company shall furnish to the Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

(f)    The Company shall, during the Effectiveness Period, deliver to the Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as the Holder may reasonably request; and the Company consents (except during the periods specified in Section 2(c) above or during the continuance of any event or the existence of any state of facts described in Section 3(c)(v) above) to the use of the Prospectus and any amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(h)    Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Holder and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable the Holder to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other commercially reasonable actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

(i)    Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as the Holder may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

(j)    Upon the occurrence of any event or the existence of any state of facts contemplated by Section 3(c)(v) above, the Company shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Holder of the occurrence of any event or the existence of any state of facts contemplated by Section 3(c)(v) above, the Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

(k)    The Company shall use its commercially reasonable efforts to comply with all applicable Rules and Regulations.

(l)    The Company will use its commercially reasonable efforts to cause the Registrable Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

(m)    The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities.

(n)    The Company shall: (A) make reasonably available for inspection by the Holder, and any attorney, accountant or other agent retained by the Holder, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Holder or any such attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by the Holder and any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further, that if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one counsel designated by and on behalf of the Holder and other parties.

(o)    In the event that any broker-dealer registered under the Exchange Act shall be an “affiliate” (as defined in Rule 2720(b)(1) of the FINRA Rules (or any successor provision thereto)) of the Company or has a “conflict of interest” (as defined in Rule 2720(b)(7) of the FINRA Rules (or any successor provision thereto)) and such broker-dealer shall assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the FINRA Rules, including, without limitation, by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the FINRA Rules.

(p)    The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

4.     Registration Expenses. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holder for the reasonable fees and disbursements of a single counsel up to an aggregate amount of $25,000. The Holder shall pay all discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

5.     Indemnification and Contribution.

(a)    Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless the Holder and each selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Holder, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), in reliance upon and in conformity with written information furnished to the Company by an Indemnified Person expressly for use therein.

(b)     Indemnification by the Holder and any Agents. The Holder agrees, and each selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Holder shall not be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the proceeds to be received by the Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.

(c)     Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and the indemnified party shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that the indemnifying party shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) in the case where the indemnified party is an actual party to such action or claim, includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)     Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Holder or any selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holder and any selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered by them and not joint.

(e)     Notwithstanding any other provision of this Section 5, in no event will (i) the Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by the Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) any selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such selling agent or other securities professional with respect to the Registrable Securities distributed by it to the public.

(f)     The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.	Miscellaneous.

(a)    Other Registration Rights. The Company may not grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement.

(b)    Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Holder from time to time may be irreparably harmed by any such failure, and accordingly agree that the Holder, in addition to any other remedy to which it may be entitled at law or in equity and without limiting the remedies available to the Holder under any other section hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)    Amendments and Waivers. This Agreement, including this Section 7(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holder.

(d)    Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Purchase Agreement.

(e)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(i)    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(j)    Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf the Holder, any director, officer or partner of the Holder, any agent, any director, officer or partner of such agent, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of the Holder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLEVELAND-CLIFFS INC

By:	/s/ W. R. Calfee
Name: W. R. Calfee
Title: Executive Vice President—Commercial— North American Iron Ore

UNITED MINING CO., LTD.

By:	/s/ Simon Shi
Name: Simon Shi
Title: Vice President

[Signature Page to Registration Rights Agreement]